UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2017

IMMUNE PHARMACEUTICALS INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36602	52-1841431
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 Sylvan Avenue, Suite 101, Englewood Cliffs, NJ	07632
(Address of Principal Executive Offices)	(Zip Code)

(201) 464-2677

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 17, 2017, Immune Pharmaceuticals Inc. (the “Company”) entered into an agreement in principle with Carmelit 9 Nehassim Ltd (“Carmelit”) for the sale of up to $300,000 in original issue discount convertible debentures which are convertible into shares of the Company’s common stock upon shareholder approval. The proposed terms of the debentures are as follows. The debentures are convertible into an aggregate of 101,695 shares of the Company's common stock based upon a conversion price of $2.95 per share, which conversion price is subject to adjustment. Notwithstanding the foregoing, in no event shall the conversion price fall below $1.00 per share. The debentures are due and payable upon the earlier of (a) January 17, 2018 and (b) the closing by the Company of one or more subsequent financings with gross proceeds to the Company equal to at least $5,000,000 in the aggregate. The holder of the debentures has the option to extend the maturity date of the debentures through October 17, 2018. In addition, pursuant to the terms of a proposed securities purchase agreement, Carmelit will also receive up to 75,000 shares of the Company’s common stock (the “Shares”). The closing of the transaction and issuance of the debentures and the Shares is subject to, among other things, approval by shareholders of the Company. The Company anticipates that foregoing transaction will be consummated in the next week; provided, however, there can be no assurance that the contemplated transaction will ever be consummated.

This Form 8-K contains forward-looking statements. Any statements contained herein which do not describe historical facts, including, but not limited to, statements regarding the expected timing for the consummation of the contemplated transaction, are forward-looking statements which are based on management’s expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such statements. These factors, risks and uncertainties include, among others, the closing of the transaction and those additional factors detailed in our public filings with the U.S. Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Except as otherwise noted, these forward-looking statements speak only as of the date of this Form 8-K and we undertake no obligation to update or revise any of these statements to reflect events or circumstances occurring after this Form 8-K. We caution investors not to place considerable reliance on the forward-looking statements contained in this Form 8-K. All forward-looking statements in this Form 8-K are qualified in their entirety by this cautionary statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNE PHARMACEUTICALS, INC.

By:	/s/ Elliot Maza
Name: Title:	Elliott Maza Interim Chief Executive Officer

Date: July 18, 2017

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